Investor Highlights September 2020

Legal Disclosures Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal,” “guidance,” “outlook” or other words that convey the uncertainty of future events or outcomes. Examples of forward-looking statements contained in this presentation include, among others, our expectations with respect to the impacts of the COVID-19 pandemic, and our belief that our acquisition and homebuilding programs will result in continued growth. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, September 14, 2020. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the potential adverse effect of the COVID-19 pandemic on the financial markets. The extent to which the COVID-19 pandemic impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation of these measures to GAAP is included in the Defined Terms and Non-GAAP Reconciliations section of this presentation, as well as the 2Q20 Supplemental Information Package available on our website at www.americanhomes4rent.com under “For Investors.” About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is fast becoming a nationally recognized brand for rental homes, known for high-quality, good value and tenant satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, developing, renovating, leasing, and operating attractive, single-family homes as rental properties. As of June 30, 2020 we owned 53,000 single-family properties in selected submarkets in 22 states. Contacts American Homes 4 Rent Investor Relations American Homes 4 Rent Media Relations Phone: (855) 794-2447 / Email: investors@ah4r.com Phone: (805) 413-5088 / Email: media@ah4r.com 2

AMH Today The Market Opportunity AMH’s Strategy to Drive Shareholder Value AMH Strong Governance Practices 3

AMH Today – COVID-19 Resiliency & Outperformance

Record Leasing Results

AMH proprietary mobile leasing technology is enabling capture of robust demand → translating into **record high occupancy**



Same-Home Average Occupied Days
97%
97%
96%
96%
95%
95%
94%
95.3%
95.6%
96.4%
97.0%
1Q20
2Q20
Jul-20
Aug-20

Total Portfolio Leasing Spread Activity	1Q20	2Q20	Jul-20	Aug-20
Avg. Change in Rent for Renewals	4.6%	1.3%	--%	1.4%
Avg. Change in Rent for Re-Leases	3.4%	4.5%	5.4%	6.0%
Avg. Blended Change in Rent	4.2%	2.4%	2.0%	3.0%

Collections Remain Resilient

Sep-20 (MTD) collections approaching pre-pandemic levels



Rent Collections as a % of Originally Scheduled Rent(1)
100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
87%
11%
1%
96.5% revenue recorded in 2Q(2)
83%
10%
4%
81%
11%
2%
86%
1Q20
2Q20
Jul & Aug-20
Sep-20
First 5 days of month
Through month-end
Post month-end

- **Pandemic Driving Long-Term Demand Benefits**
  - Households accelerate decision to leave city centers and apartments for suburban, detached single-family lifestyle
  - Work-from-home proliferation (1) driving further deurbanization as employees have less need to live near city centers and (2) creating desire for larger living spaces to accommodate working from home

- **COVID-19 Resiliency**
  - AMH portfolio is proving more resistant to COVID-19 job loss compared to national & coastal portfolios
  - AMH provides nondiscretionary housing to high-quality resident base (average household incomes $100k+ and majority dual-earners)
  - AMH portfolio diversified across 35 markets = less susceptible to severely impacted individual markets

(1) Without application of any existing resident security deposits or adjustment for deferred payment plans.
(2) Rents collected in excess of amounts recognized in 2Q20 are reflected as revenue in 3Q20

4

AMH Today – Best-in-Class Operational Efficiency

AMH's best-in-class operating platform
produces industry leading efficiencies & is a long-term operating advantage

AMH Fully Adjusted EBITDAre ($ in 000's) – TTM 2Q20

Core revenues	$	982,522	
Property operating expenses, net		(285,225)	①
Property management expenses, net		(83,751)	②
Core NOI	**$**	**613,546**	
General & administrative expenses, net		(41,142)	②
Other revenues & expenses, net		9,599	
Adjusted EBITDAre	$	582,003	
Recurring Capital Expenditures		(42,702)	①
Leasing costs		(3,868)	
Fully Adjusted EBITDAre	**$**	**535,433**	
Margin		*53.8%*	③

① R&M and turnover costs can be expensed or capitalized differently between companies

② Personnel, overhead, and management costs can be presented above or below the NOI line differently between companies

③ AMH Fully Adjusted EBITDAre margins are **highest in SFR sector** & approaching multi-family levels

Accounting & reporting differences between companies create noncomparable NOI & EBITDAre margins. Operational efficiency is best measured using Fully Adjusted EBITDAre, which **normalizes accounting differences** and reflects a **comprehensive operating efficiency metric.**

Drivers of the AMH Operating Platform Advantage

AMH Proprietary "Let Yourself In" Leasing Technology

- Pioneered by AMH in 2013
- Enables prospective residents to tour homes, submit applications and execute leases without relying on leasing agents
- ~99% of showings performed without agent, creating operating cost efficiencies per available home

COVID-19 Operating Environment:

- Self-guided showings provide socially distanced leasing, funneling incremental demand from other residential alternatives
- Scalability of technology efficiently supported **>30% YoY increase in July and August 2020 showings per available property**

Technology Driven In-House Maintenance Program

- Internally developed technology enables efficient management of maintenance technicians, work order diagnostics, route optimization & inventory management → translating into industry leading efficiencies

COVID-19 Operating Environment:

- Maintenance technology enabled quick recalibration to comply with local safety protocols – enabling continual maintenance services, **ending 2Q20 with no backlog**
- Additional usage stress to HVAC and home systems due to remote working and learning continues into 3Q20, with expectation for incremental HVAC capex similar to 2Q20

5

AMH Today – Positioned for Outsized Growth AMH balance sheet & investment grade rating Three-pronged growth strategy positions AMH for key differentiator for growth and resiliency consistent external growth throughout all economic cycles Balance Sheet Strength The AMH Three-Pronged Growth Strategy • Only investment grade rated balance sheet in the SFR • All three channels currently open for growth sector, positioning AMH for resiliency and opportunistic flexibility AMH Development • Diverse access to attractive capital sources, including • Early-mover advantage on built-for-rental strategy, which has unsecured debt, joint venture capital, preferred stock, and potential to revolutionize the industry requires clarity for long-term common stock, enables ability to accretively fund long-term capital growth programs • AMH Development = best rental-home product and economics • Oversubscribed and upsized common stock offering in August 2020, generating $412 million of net proceeds to fund AMH • Barriers to entry as AMH is only rental-home builder with growth programs and for general corporate purposes complementary and highly efficient property management platform • AMH Development is consistently delivering new home communities with 55 communities opened inception to date National Builder Program • Network of relationships with national home builders provides acquisition access to new construction homes, which is a growth supplement to our AMH Development program Traditional Channel • Seasoned, in-market acquisition teams sharp-shoot existing inventory opportunities, adding additional market scale and density • Experienced AMH rehab personnel create additional value Belmont Glen, Ruskin, FL through initial renovation process 6

AMH – Outperforming the Peer Set YTD 2020 Total Shareholder Return(1) 2018 – YTD 2020 Total Shareholder Return(2) AMH INVH MAA CPT UDR AVB ESS AIV EQR AMH MAA INVH CPT UDR ESS EQR AVB AIV 12.1% 37.5% 28.9% 27.9% -2.0% -7.9% 7.5% -12.3% -1.6% -3.0% -4.5% -23.8% -24.9% -26.3% -6.4% -27.4% -28.6% -9.4% June YoY Job Loss Statistics(3) YoY Population Growth Rates(4) MAA AMH CPT INVH ESS AIV UDR EQR AVB 1.4% 1.3% 1.2% 1.0% -6.4% -6.9% -7.1% 0.6% -7.6% 0.2% 0.1% 0.1% 0.0% -9.8% -9.8% -9.9% MAA AMH CPT INVH UDR AIV EQR ESS AVB -11.0% -11.2% Multi-family National Multi-family Coastal (1) Source: S&P Global Market Intelligence. Total Return % YTD through September 10, 2020, with the inclusion of distributions. (2) Source: S&P Global Market Intelligence. Total Return % for the period January 1, 2018 to September 10, 2020, with the inclusion of distributions. 7 (3) Source: Bureau of Labor Statistics. (4) Source: JBREC June 2020 YoY population growth rate.

AMH Today The Market Opportunity AMH’s Strategy to Drive Shareholder Value AMH Strong Governance Practices 8

Macro Landscape Drives Strong Long-term Demand

Macro long-term demand metrics remain intact with potential for further strengthening due to COVID-19 environment as household preferences shift towards suburban, detached single-family homes

Fundamental Shifts Support Single-Family Rental Demand[(1)]



I have no interest in ever owning a home
Renting is a good choice now
I want to own
Millennial
Ages 23–38
6% 11% 8% 7% 8% 7% 9%
54% 68% 65% 71% 74% 72% 73%
40% 24% 27% 22% 18% 21% 18%
Gen X
Ages 39–54
9% 10% 13% 19% 21% 17% 17%
44% 55% 55% 51% 54% 60% 62%
46% 35% 33% 31% 25% 23% 20%
Baby boomer
Ages 55–73
23% 32% 31% 35% 42% 38% 34%
35% 39% 47% 39% 39% 43% 47%
42% 29% 21% 25% 19% 18% 18%
Jan 2016 Mar 2017 Aug 2017 Feb 2018 Aug 2018 Apr 2019 Aug 2019

Most recent survey base: 365 millennials, 271 Gen Xers, 323 baby boomers; sample includes SF and MF renters.

Strong AMH Profile

- Record increase in showings resulted in >50% YoY increase in applications per available property in July and August 2020
- Approximately 30.1 million AMH website page views in 2019 with over 61% coming from mobile users
- Since 1Q17, our TTM Same-Home Turnover Rate has improved 600 basis points from 41.3% to 35.3%, illustrating residents' preference to stay longer in our homes

Percentage of 30-Year Olds Hitting Life-Stage Milestones Has Fallen Compared to Past Generations[(2)]



1975
2015
100%
75%
50%
25%
0%
90%
70%
89%
57%
76%
47%
56%
33%
Live on their own
Have ever married
Live with a child
Own a home

Mortgage Tax Savings No Longer There for Entry-Level Home Buyers

Mortgage Interest and Property Taxes in Excess of Standard Tax Deduction[(3)]



US national
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
($6,000)
($8,000)
($10,000)
($12,000)
$6,354
($10,125)

(1) Sources: Freddie Mac Profile of Today's Renter, Multifamily Renter Research,; John Burns Real Estate Consulting, LLC (Data: Aug-19, Pub: Jun-20)
(2) Sources: U.S. Census Bureau; John Burns Real Estate Consulting, LLC (Data: 2015, updated quarterly) Pub: Aug-20.
(3) Source: John Burns Real Estate Consulting, LLC (Data: 2019, updated quarterly) Pub: Aug-20. Assumes a married couple with a mortgage equal to 95% of median home price and a 1.5% property tax rate.

9

Home Inventory Remains Below Historical Averages Continued Strong Demand for Housing from 10+ Years of Housing Undersupply Relative to Household Formations Resale inventory fell 19% YoY to 1.5 million units in Jun-20 and remains below the historical average ---- Historical average(2) Resale Inventory (1) Source: NAR; John Burns Real Estate Consulting, LLC (Data: Jun-20; Pub: Aug-20). (2) Historical Average = 2.37 million units. June-82 through current. 10

AMH Today The Market Opportunity AMH’s Strategy to Drive Shareholder Value AMH Strong Governance Practices 11

AMH Has a Well-Defined Plan to Drive Shareholder Value 1 • Continuous operational optimization expected to create long-term margin expansion profile Operational • Balance centralized control and oversight, with local office touch Optimization / Efficiencies • Enhance operating efficiencies with innovative and proprietary technology solutions • Management and execution of all stages of operational lifecycle with AMH internal personnel 2 • Accretively expand portfolio by investing in AMH’s high growth markets and neighborhoods where AMH currently owns homes Development • Superior quality “built-for-rental” homes focused on durability and efficiency translates into premium yields Program Driving and margin enhancement Growth • Focus on high quality properties in desirable neighborhoods and highly rated school districts to attract ideal resident profile: (1) high credit quality, (2) propensity to stay longer and (3) predisposition to care for property as their “home” • Utilize investment grade cost of capital advantage over SFR peers 3 Prudent Capital Allocation & • Maintain flexible and conservative balance sheet, while optimizing capital stack Recycling • Accretively reinvest retained cash flow into internal and external growth initiatives 4 • Focused on delivering a superior customer experience to our residents Superior Customer Service • Training and operational strategies designed to deliver responsive, efficient and convenient service • Customer surveys and external ratings demonstrate our commitment to continued improvement 12

Houston Case Study 1 Operational Optimization – Property Enhancing Capex Property Enhancing Capex Case Study ROI (Average per home) Tremendous opportunity to optimize our existing properties Property Enhancing Capex $ 10,700 • Strong returns on incremental investment Annual rent premium ($155/mo) (1) $ 1,860 • Data driven process • Determine target neighborhoods where the market is Return on incremental investment 17.4% willing to pay a premium for upgrades • Identify homes for value enhancing upgrades • Kitchen/Bathroom renovations • LVP Flooring • Fences • Bedroom additions Case Study: Northeast Houston Kitchen Upgrades, LVP Flooring • 200-unit community located in Northeast Houston, TX • Within 20 miles of downtown • Builder-grade finishes • Built in 2012 • AMH owns 26, purchased in 2016 (1) Reflects rental premiums achieved as a result of the Property Enhancing Capex program. Does not reflect additional future benefit from reduced maintenance costs. 13

2 AMH Development – Revolutionizing the Industry Data driven insights from AMH’s years of experience formulate blueprint for the optimal rental home – made possible by AMH’s unique full lifecycle development capabilities and management platform. The AMH Developed Home Desirable Durable Efficient • Existing AMH submarkets with • Designed for durability and long- • Value engineering = superior proven strong demand term efficient maintenance: quality at significant discount to • “Neighborhood feel” and / or • Hard surface flooring market retail value: community amenities designed to • Solid surface countertops • Standardized floorplans based create emotional attachment • HVAC equipment & design on resident feedback and construction efficiency • Designed for today’s home • Cementitious siding shopper: • Square footage optimized to • Durability proven appliances • Designer finishes & colors bed / bath count • LED lighting • Open floor plans • Standardized finishes & SKUs • Pet friendly features for efficient construction & long-term maintenance Translates Into Premium Yield and Margin Enhancement 14

2 AMH Development – Revolutionizing the Industry Premium Return & Margin Enhancement •Construction costs = significant discount to market retail value •Rental rate premium on higher quality home & finishes •More efficient expenditure profile Attractive Risk Profile •Zero “homebuilder like” sales process risk •Short vertical construction cycles, relative to other asset classes Represents states in which we have active AMH Development markets •Phased unit deliveries minimize lease-up risk •Land and development assets < 5% of total assets Bolstering Existing Markets •Continued investment into existing AMH markets Experienced Development Team •On-the-ground operating intelligence enables land •Senior development team comprised of multi-decade acquisition “sharp shooting” experienced professionals from national homebuilders •Active development teams in approximately 15 markets •Nearly 150 total in-house professionals, most with provides geographic diversity experience at top national homebuilders 15

2 AMH Development – Case Study (Hoke O’Kelly) Community Highlights Relative Demographic Trends • Hoke O’Kelly Community located in Atlanta • Average household income greater than broader (Loganville), GA Atlanta market and total AMH portfolio averages • 53 total units: • 2,250 average square feet • Attracting broader resident base with larger • Average 4 bed / 2.5 bath proportion of new residents from homeownership and multi-family compared to overall AMH Atlanta market Construction Details • Total project cost $13.3 million • Projected 6.0% stabilized project economic yield • First unit delivery 3Q19 • Project timeline completed on plan - 2Q20 Operational Update as of August 2020 • 53 units completed 2 mo. 4 mo. 6 mo. 8 mo. 10 mo. • 100% occupied • Average 26 day lease-up time per unit • Average actualPlanning rents > pro forma rents Foundation Vertical Construction . 16

2 AMH Development – Construction Sustainability AMH Develops Homes That Are Environmentally Friendly Development & Construction Sustainability Aim to minimize our carbon footprint in our development: • We conserve natural resources and reduce waste while focusing on building new single-family homes that are desirable to families To reduce our energy consumption: We include tree planting plans as part of community design. • We adhere to the most recent upgraded standards in energy efficiency and construction methodology • We select finishes that are both desirable and durable to reduce the waste generated by home turnover from one resident to another To help improve the community: • We build neighborhoods, not just homes, and we include green space or natural areas and tree planting plans as part of the design Granite countertops, hard surface luxury vinyl plank (LVP) flooring and LED lighting are all designed to last for many years without repairs or replacement. 17

3 AMH – Today – Investment Grade Balance Sheet Growth

Pro Forma Capital Structure[1]



Fixed Rate Debt
21.6%
Common Shares
& OP Units
71.7%
Preferred
Shares
6.7%

Pro Forma Debt Maturity Schedule[1][2][3]



Liquidity(4)
$1.1bn
$10
$21
$21
$21
$955
$10
$10
$10
$510
$410
$881
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Principal Amortization
Revolving Credit Facility
Asset-backed Securitizations
Unsecured Senior Notes
Liquidity - cash and cash equivalents
Liquidity - undrawn revolving credit facility

Credit Ratings & Ratios

Moody's Investor Service	Baa3 / (Stable)
S&P Global Ratings	BBB- / (Stable)
Pro Forma Net Debt to Adjusted EBITDAre [5]	4.3 x
Pro Forma Debt and Preferred Shares to Adjusted EBITDAre [5]	6.4 x
Fixed Charge Coverage	3.1 x
Unencumbered Core NOI Percentage	66.2%

Balance Sheet Philosophy

- ✓ Maintain flexible investment grade balance sheet with diverse access to capital
- ✓ Continue optimizing capital stack and utilize investment grade rating to reduce cost of capital
- ✓ Expand sources of available capital as the Company and the SFR sector evolves and matures
- ✓ Prudent retention of operating cash flow

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 2Q20 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP.

(1) Pro Forma Capital Structure as of June 30, 2020 reflects paydown of the revolving credit facility, as a result of a successful common stock offering in August 2020, which raised $412M net proceeds.
(2) As of June 30, 2020, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization.
(3) The unsecured senior notes have maturity dates in 2028 and 2029, and the asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.
(4) Pro forma liquidity represents the sum of $314 million of unrestricted cash on balance sheet and $800 million of undrawn capacity under the revolving credit facility
(5) Pro Forma Net Debt to Adjusted EBITDAre and Pro Forma Debt and Preferred Shares to Adjusted EBITDAre includes the pro forma effect of $412 million in net proceeds from a common stock offering that closed in August 2020, which was used to payoff the outstanding amount of the revolving credit facility.

18

Leveraging Technology to 4 Superior Customer Service – Enhance our Platform Resident Experience Technology Warm and Welcoming Renting a Home Just Got Easier Resident satisfaction is the key to consistent results and is Our best-in-class contact center and proprietary technology paramount to our long-term success. are designed to make our residents’ experience as simple as possible. ➢ District offices and field management teams provide ➢ Let Yourself In SM exceptional customer service and care with a local touch • Tour available homes in a resident’s desired neighborhood on their schedule ➢ Ongoing resident engagement campaigns and • Enables prospective residents to complete entire leasing correspondence provide quick reference tools and monthly cycle, including submitting applications and executing news updates leases from mobile devices ➢ With over 700 field-based team members, our goal is to ➢ Personal Online Search Account make residents feel right at home • Request notices about newly available homes for rent ➢ Achieved all time highs in Google ratings in 2019 with ➢ Online Resident Account continued improvement in 2020 • Manage entire rental experience online; pay rent, set-up automatic payments, review and manage online documents that relate to a resident’s lease and neighborhood rules and regulations 19

AMH Today The Market Opportunity AMH’s Strategy to Drive Shareholder Value AMH Strong Governance Practices 20

Corporate Governance Highlights • AMH is governed by a 13‐member board of trustees, 9 of whom are independent directors Independent & Accountable • Independent Chairman of the Board Stewardship • Annual election of directors • Majority voting standard (plurality carve‐out voting standard only in contested elections) • Continual process to refresh and strengthen board composition • The average tenure of the Board is ~5 years • 6 new independent trustees added in the past 4 years Continued Focus on • Michelle Kerrick joined the Board in September 2020, adding deep experience in corporate governance, Board Refreshment financial and strategic planning, operational effectiveness and digital transformation • Lynn Swann joined the Board in August 2020, adding extensive public company board experience as well as considerable expertise in business, marketing and civic engagement • Matthew Zaist joined the Board in February 2020, adding homebuilding experience, a critical element given importance of the Company’s development program to drive value • Commitment to sound environmental, social responsibility and corporate governance practices is the foundation to help us provide a superior experience for our residents ESG Focus • These efforts can enhance shareholder value both by reducing our costs and by creating more desirable homes and communities that appeal to our current and future residents • When developing or renovating properties, we look for ways to reduce water and energy usage costs as well as using materials that are both durable and sustainable Performance-Based • Incentive compensation includes performance based Corporate, business and personal goals Compensation Practices • Align shareholders and management through standard vesting period 21

AMH Trustee Overview

Photo	Name	Years on Board	Age	Primary Occupation	Key Skills & Public Board Experience[(1)]	Independent
	Ken Woolley	8	73	Independent Chairman of the Board of AMH Founder, Executive Chairman, and Director at Extra Space Storage	• Diversified business investor with public REIT experience • Currently serves on 2 Boards	✓
	David Singelyn	8	58	CEO of AMH	• Single-family rental investments, strategy development, executive leadership, and capital raising • Currently serves on 1 Board	
	Jack Corrigan	8	59	CIO of AMH	• Single-family rental investments, property management and operational expertise • Currently serves on 1 Board	
	Matt Hart	8	67	Retired President and COO of Hilton Hotels Corporation	• Strategy development, M&A and consumer trends and experience • Currently serves on 3 Boards	✓
	Jim Kropp	8	71	Retired CIO of SLKW Investments LLC and Microproperties LLC	• Investment banking, capital markets, and real estate expertise • Currently serves on 2 Boards	✓
	Doug Benham	4	63	President and CEO of DNB Advisors, LLC	• Single-family rentals and hospitality • Currently serves on 2 Boards	✓
	Tamara Gustavson	4	58	Real Estate Investor; Philanthropist	• Diversified business investor with public REIT experience • Currently serves on 2 Boards	

Source: Company website September 2020

(1) Includes current appointment on American Homes 4 Rent's Board of Trustees.

22

AMH Trustee Overview

Photo	Name	Years on Board	Age	Primary Occupation	Key Skills & Public Board Experience[1]	Independent
	**Wendy Webb**	1	62	CEO of Kestrel Advisors Former Senior Executive at Ticketmaster and The Walt Disney Company	• Growth strategies, governance and investor communication • Currently serves on 4 Boards	✓
	**Jay Willoughby**	1	61	CIO of TIFF Investment Management	• Capital allocation, sustainability and accounting • Currently serves on 1 Board	✓
	**David Goldberg**	1	70	Retired Executive Vice President, AMH	• Legal and real estate acquisitions and capital raising • Currently serves on 1 Board	
	**Matthew Zaist**	Appointed January 2020	45	Former President & CEO of William Lyon Homes	• Homebuilding and capital markets activity • Currently serves on 1 Board	✓
	**Lynn Swann**	Appointed August 2020	68	President of Swann, Inc.	• Extensive public company board experience, marketing and civic engagement • Currently serves on 2 Boards	✓
	**Michelle Kerrick**	Appointed September 2020	58	West Region Market Leader and Managing Partner of Los Angeles office of Deloitte[2]	• Corporate governance, financial and strategic planning, operational effectiveness, and digital transformation • Currently serves on 1 Board	✓

Source: Company website September 2020
(1) Includes current appointment on American Homes 4 Rent's Board of Trustees.
(2) Ms. Kerrick is retiring from Deloitte effective September 17, 2020.

23

ESG Principles That Guide Us Sound environmental, social responsibility and corporate governance practices not only make good business sense, they uphold our obligation to employees, residents, communities and shareholders. Develop new homes and residential Contribute to the well-being of the Invest in our employees with health and communities that meet the latest energy communities in which we operate through wellness programs and diversity initiatives, efficiency requirements and include energy- direct investments to rehabilitate, improve and provide opportunities for education, and water-saving technologies and develop our homes and advancement, training and competitive that lower operating costs and benefit the residential communities. benefits. environment. Educate our employees, residents and Continue to monitor and evaluate our Build and operate homes efficiently at scale business partners regarding home energy corporate governance in light of prevailing that are both durable, and desirable to our conservation and environmental practices. residents, with a goal to limit future costs. sustainability. Report at least annually on our ESG practices Encourage our employees to participate in Reduce our cost of operations by ongoing and initiatives. community service and philanthropic service evaluation and improvement of our energy to support local initiatives in our efficiency requirements and include energy- communities. and water-saving technologies that lower operating costs and benefit the environment. Yards feature efficient irrigation systems that are designed Kitchens are designed with energy-efficient appliances that Employees participate in local community volunteer events to use less water. have high ENERGY STAR® ratings. such as this program at Manna Food Bank. 24

APPENDIX 25

Defined Terms and Non-GAAP Reconciliations Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period. This calculation excludes properties classified as held for sale. Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as total revenues, excluding expenses reimbursed by tenant charge-backs and other revenues, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) gain or loss on early extinguishment of debt, (2) hurricane-related charges, net, which result in material charges to the impacted single-family properties, (3) gain or loss on sales of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, (9) other expenses and (10) other revenues. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI should be considered only as a supplement to net income or loss as a measure of our performance and should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, this metric should not be used as a substitute for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). 26

Defined Terms and Non-GAAP Reconciliations The following is a reconciliation of Core NOI to its respective GAAP metric for the three months and trailing 12 months ended June 30, 2020 and of Core revenues to its respective GAAP metric for the trailing 12 months ended June 30, 2020 (amounts in thousands): For the Three For the Trailing Months Ended 12 Months Ended Core NOI Jun 30, 2020 Jun 30, 2020 Net income $ 31,807 $ 152,199 Gain on sale of single-family properties and other, net (10,651) (45,915) Depreciation and amortization 84,836 332,949 Acquisition and other transaction costs 1,956 5,523 Noncash share-based compensation - property management 441 1,583 Interest expense 29,558 121,901 General and administrative expense 11,493 46,044 Other expenses 1,403 11,708 Other revenues (2,409) (12,446) Core NOI $ 148,434 $ 613,546 Core revenues Total revenues $ 1,155,006 Tenant charge-backs (160,038) Other revenues (12,446) Core revenues $ 982,522 27

Defined Terms and Non-GAAP Reconciliations Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The pro forma metrics include the pro forma effect of $412 million in net proceeds from a common stock offering that closed in August 2020, which was used to payoff the outstanding amount of the revolving credit facility. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios): Debt and Preferred Shares to Adjusted EBITDAre Pro Forma Pro Forma Jun 30, 2020 Adjustments Jun 30, 2020 Total Debt $ 2,989,230 $ (130,000) $ 2,859,230 Preferred shares at liquidation value 883,750 - 883,750 Total Debt and preferred shares $ 3,872,980 $ (130,000) $ 3,742,980 Adjusted EBITDAre - TTM $ 582,003 $ - $ 582,003 Debt and Preferred Shares to Adjusted EBITDAre 6.7 x 6.4 x Net Debt to Adjusted EBITDAre Pro Forma Pro Forma Jun 30, 2020 Adjustments Jun 30, 2020 Total Debt $ 2,989,230 $ (130,000) $ 2,859,230 Less: cash and cash equivalents (32,010) (281,600) (313,610) Less: asset-backed securitization certificates (25,666) - (25,666) Less: restricted cash related to securitizations (39,892) - (39,892) Net Debt $ 2,891,662 $ (411,600) $ 2,480,062 Adjusted EBITDAre - TTM $ 582,003 $ - $ 582,003 Net Debt to Adjusted EBITDAre 5.0 x 4.3 x 28

Defined Terms and Non-GAAP Reconciliations Fixed Charge Coverage For the Trailing Twelve Months Ended Jun 30, 2020 Interest expense per income statement $ 121,901 Less: amortization of discounts, loan costs and cash flow hedge (7,442) Add: capitalized interest 15,471 Cash interest 129,930 Dividends on preferred shares 55,128 Fixed charges $ 185,058 Adjusted EBITDAre - TTM $ 582,003 Fixed Charge Coverage 3.1 x Unencumbered Core NOI Percentage For the Three Months Ended Jun 30, 2020 Unencumbered Core NOI $ 98,299 Core NOI $ 148,434 Unencumbered Core NOI Percentage 66.2% 29

Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre / Fully Adjusted EBITDAre / Fully Adjusted EBITDAre Margin EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for the net gain or loss on sales / impairment of single-family properties and other and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to the impacted single-family properties, and (4) gain or loss on early extinguishment of debt. Fully Adjusted EBITDAre (formerly known as Adjusted EBITDAre after Capex and Leasing Costs) is a supplemental non-GAAP financial measure calculated by adjusting Adjusted EBITDAre for (1) Recurring Capital Expenditures and (2) leasing costs. Fully Adjusted EBITDAre Margin (formerly known as Adjusted EBITDAre after Capex and Leasing Costs Margin) is a supplemental non-GAAP financial measure calculated as Fully Adjusted EBITDAre divided by total revenues, net of tenant charge-backs and adjusted for unconsolidated joint ventures. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. 30

Defined Terms and Non-GAAP Reconciliations The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre, Adjusted EBITDAre, Fully Adjusted EBITDAre and Fully Adjusted EBITDAre Margin (amounts in thousands, except percentages): For the Trailing Twelve Months Ended Jun 30, 2020 Net income $ 152,199 Interest expense 121,901 Depreciation and amortization 332,949 EBITDA $ 607,049 Net (gain) on sale / impairment of single-family properties and other (38,176) Adjustments for unconsolidated joint ventures 1,122 EBITDAre $ 569,995 Noncash share-based compensation - general and administrative 4,902 Noncash share-based compensation - property management 1,583 Acquisition and other transaction costs 5,523 Adjusted EBITDAre $ 582,003 Recurring Capital Expenditures (42,702) Leasing costs (3,868) Fully Adjusted EBITDAre $ 535,433 Total revenues 1,155,006 Less: tenant charge-backs (160,038) Adjustments for unconsolidated joint ventures 1,122 Total revenues, net of tenant charge-backs and adjustments for unconsolidated joint ventures $ 996,090 Fully Adjusted EBITDAre Margin 53.8% 31

Defined Terms and Non-GAAP Reconciliations Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Recurring Capital Expenditures For our Same-Home portfolio, Recurring Capital Expenditures includes replacement costs and other capital expenditures recorded during the period that are necessary to help preserve the value and maintain functionality of our properties. For our total portfolio, we calculate Recurring Capital Expenditures by multiplying (a) current period actual Recurring Capital Expenditures per Same-Home property by (b) our total number of properties, excluding newly acquired non-stabilized properties and properties classified as held for sale. Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has been taken out of service as a result of a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes, and borrowings outstanding under our revolving credit facility as of period end, and excludes unamortized discounts and unamortized deferred financing costs. Turnover Rate The number of tenant move-outs during the period divided by the total number of properties. 32